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     As filed with the Securities and Exchange Commission on March 27, 2007

                                                       Registration No. 33-52065
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                                                 74-1611874
(State or other jurisdiction of                              (I. R. S. Employer
 incorporation or organization)                              Identification No.)

                           15835 PARK TEN PLACE DRIVE
                              HOUSTON, TEXAS 77084
                    (Address of principal executive offices)

                              ATWOOD OCEANICS, INC.
                             1990 STOCK OPTION PLAN
                            (Full title of the plan)

                                JAMES M. HOLLAND
                SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                              ATWOOD OCEANICS, INC.
                           15835 PARK TEN PLACE DRIVE
                              HOUSTON, TEXAS 77084
                                 (281) 749-7800
            (Name, address and telephone number of agent for service)

                                   Copies to:

                           STRASBURGER & PRICE, L.L.P.
                           1401 MCKINNEY ST., STE 2200
                              HOUSTON, TEXAS 77010
                                 (713) 951-5600
                          ATTN: W. GARNEY GRIGGS, ESQ.

================================================================================



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                          DEREGISTRATION OF SECURITIES

         This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-8, Registration No. 33-52065, filed on January 28, 1994 (the "Registration Statement"), pertaining to common shares of Atwood Oceanics, Inc. (the "Registrant") to be offered under the Atwood Oceanics, Inc. 1990 Stock Option Plan.

         The Registrant hereby removes and withdraws from registration all of its securities registered pursuant to this Registration Statement that remain unissued.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Atwood Oceanics, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 27, 2007.

                                             ATWOOD OCEANICS, INC.

                                             /s/ James M. Holland
                                             -----------------------------------
                                             James M. Holland
                                             Senior Vice President,
                                             Chief Financial Officer,
                                             Chief Accounting  Officer and
                                             Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ JOHN R. IRWIN                            /s/ JAMES M. HOLLAND
-----------------------------------          -----------------------------------
JOHN R. IRWIN                                JAMES M. HOLLAND
President, Chief Executive                   Senior Vice President
Officer and Director                         and Chief Financial Officer
(Principal Executive Officer)                (Principal Financial and
                                             Accounting Officer)
Date: March 27, 2007
                                             Date: March 27, 2007

/s/ ROBERT W. BURGESS                        /s/ GEORGE S. DOTSON
-----------------------------------          -----------------------------------
ROBERT W. BURGESS                            GEORGE S. DOTSON
Director                                     Director

Date: March 27, 2007                         Date: March 27, 2007



/s/ HANS HELMERICH                           /s/ WILLIAM J. MORRISSEY
-----------------------------------          -----------------------------------
HANS HELMERICH                               WILLIAM J. MORRISSEY
Director                                     Director

Date: March 26, 2007                         Date: March 27, 2007




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/s/ DEBORAH A. BECK                          /s/ JAMES R. MONTAGUE
-----------------------------------          -----------------------------------
DEBORAH A. BECK                              JAMES R. MONTAGUE
Director                                     Director

Date: March 22, 2007                         Date: March 27, 2007